                                    EXHIBIT 2

         Directors and Executive Officers of ERE Yarmouth Holdings, Inc.

NAME:                                     Matthew S. Banks
Title:                                    President and Director
Principle Business Address:               3424 Peachtree Road, N.E., Suite 800
                                          Atlanta, GA 30326
Principal Occupation:                     Chief Executive Officer, Real Estate
                                          Investment and Management Services,
                                          ERE Yarmouth, Inc.
Country of Citizenship:                   Australia
Number of Issuer shares
  beneficially owned:                     402 shares (includes 67 shares
                                          issuable pursuant to currently
                                          exercisable stock options)
Percent of outstanding Issuer
  shares beneficially owned:              Less than 0.01%
Source of funds used to purchase
  Issuer Shares:                          Personal Funds

NAME:                                     Amber B. Degnan
Title:                                    Vice President, Treasurer and Director
Principal Business Address:               3424 Peachtree Road, N.E., Suite 800
                                          Atlanta, Georgia 30326
Principal Occupation:                     Senior Vice President and Chief
                                          Financial Officer, Real Estate
                                          Investment and Management Services,
                                          ERE Yarmouth, Inc.
Country of Citizenship:                   U.S.A.
Number of Issuer shares
  beneficially owned:                     2400 (includes 400 shares issuable
                                          pursuant to currently exercisable
                                          options)
Percent of Issuer shares
  beneficially owned:                     Less than 0.01%
Source of funds used to purchase
  Issuer Shares:                          20% Personal Funds; 80% Loan -
                                          First Union National Bank, 5 year
                                          term, interest rate floating at
                                          prime

NAME:                                     Samuel F. Hatcher
Title:                                    Vice President and Director
Principal Business Address:               3424 Peachtree Road, N.E., Suite 800
                                          Atlanta, Georgia 30326


                                       2-1

Principal Occupation:                Senior Executive Vice President and
                                     General Counsel, Real Estate Investment
                                     and Management Services, ERE Yarmouth, Inc.
Country of Citizenship:              U.S.A.
Number of Issuer shares
  beneficially owned:                402 shares (includes 67 shares issuable
                                     pursuant to currently exercisable stock
                                     options)
Percent of Issuer shares
  beneficially owned:                Less than 0.01%
Source of funds used to
  purchase Issuer Shares:            Personal Funds

NAME:                                James A. Quille
Title:                               Vice President and Director
Principal Business Address:          3424 Peachtree Road, N.E., Suite 800
                                     Atlanta, Georgia 30326
Principal Occupation:                Chief Operating Officer, Real Estate
                                     Investment and Management Services, ERE
                                     Yarmouth, Inc.
Country of Citizenship:              Australia
Number of Issuer shares
  beneficially owned:                900 shares (includes 150 shares issuable
                                     pursuant to currently exercisable stock
                                     options)
Percent of outstanding Issuer
  shares beneficially owned:         Less than 0.01%
Source of funds used to
  purchase Issuer Shares:            Personal Funds

       Directors and Executive Officers of ERE Yarmouth Investments, Inc.

Same as set forth under ERE Yarmouth Holdings, Inc. (pages 2-1 and 2-2), except that Samuel F. Hatcher is Vice President, General Counsel and Director of ERE Yarmouth Investments, Inc.

       Directors and Executive Officers of Lend Lease (US) Holdings, Inc.

Same as set forth under ERE Yarmouth Holdings, Inc. (pages 2-1 and 2-2), except that Samuel F. Hatcher is Vice President, General Counsel and Director of Lend Lease (US) Holdings, Inc.

            Directors and Executive Officers of Lend Lease (US), Inc.

Same as set forth under ERE Yarmouth Holdings, Inc. (pages 2-1 and 2-2), except as follows:


                                       2-2

NAME:                                     Matthew S. Banks
Title:                                    Chief Executive Officer and Director

NAME:                                     Amber B. Degnan
Title:                                    Senior Executive Vice President, Chief Financial
                                          Officer and Director

NAME:                                     Samuel F. Hatcher
Title:                                    Senior Executive Vice President, General Counsel
                                          and Director

NAME:                                     James A. Quille
Title:                                    President, Chief Operating Officer and Director

NAME:                                     Peter J. Urdanick
Title:                                    Vice President and Treasurer
Principal Business Address:               3424 Peachtree Road, N.E., Suite 800
                                          Atlanta, Georgia 30326
Principal Occupation:                     Senior Vice President and Treasurer, Real Estate
                                          Investment and Management Services, ERE
                                          Yarmouth, Inc.
Country of Citizenship:                   U.S.A.
Number of Issuer shares
  beneficially owned:                     None

    Directors and Executive Officers of Lend Lease International Pty Limited

NAME:                                     John Fredrick Astbury
Title:                                    Director
Principal Business Address:               Level 46, Tower Building, Australia Square
                                          Sydney NSW 2000, Australia
Principal Occupation:                     Executive Director of Lend Lease Corporation
                                          Limited
Country of Citizenship:                   Australia, United Kingdom
Number of shares of Issuer
  beneficially owned:                     None

NAME:                                     Philip William Crewes
Title:                                    Director
Principal Business Address:               Level 46, Tower Building, Australia Square
                                          Sydney NSW 2000, Australia


                                       2-3

Principal Occupation:                     Company Secretary for Lend Lease Corporation
                                          Limited
Country of Citizenship:                   Australia
Number of Issuer shares
  beneficially owned:                     None

NAME:                                     Thomas William Pockett
Title:                                    Director
Principal Business Address:               Level 43, Tower Building, Australia Square
                                          Sydney NSW 2000, Australia
Principal Occupation:                     General Manager, Finance for Lend Lease
                                          Corporation Limited
Country of Citizenship:                   Australia
Number of Issuer shares
  beneficially owned:                     None

NAME:                                     Susan June Sharpe
Title:                                    Secretary
Principal Business Address:               Level 46, Tower Building, Australia Square
                                          Sydney NSW 2000, Australia
Principal Occupation:                     Company Secretary for Lend Lease Corporation
                                          Limited
Country of Citizenship:                   Australia
Number of Issuer shares
  beneficially owned:                     None

      Directors and Executive Officers of Lend Lease US Investments Limited

NAME:                                     Ian Marshall
Title:                                    Director
Principal Business Address:               7th Floor, York House, 23 Kingsway, London WC2B
                                          6UJ, England
Principal Occupation:                     Director of Lend Lease US Investments Limited
Country of Citizenship:                   United Kingdom
Number of Issuer shares
  beneficially owned:                     None

NAME:                                     Peter Walichnowski
Title:                                    Director
Principal Business Address:               7th Floor, York House, 23 Kingsway, London WC2B
                                          6UJ, England
Principal Occupation:                     Director of Lend Lease US Investments Limited
Country of Citizenship:                   Australia


                                       2-4

Number of Issuer shares
  beneficially owned:                     None

NAME:                                     Penelope Ruth Sutton
Title:                                    Secretary
Principal Business Address:               7th Floor, York House, 23 Kingsway, London WC2B
                                          6UJ, England
Principal Occupation:                     Secretary of Lend Lease US Investments Limited
Country of Citizenship:                   United Kingdom
Number of Issuer shares
  beneficially owned:                     None

    Directors and Executive Officers of Lend Lease Europe Investments Limited

Same as set forth under Lend Lease US Investments Limited (pages 2-4 and 2-5)

     Directors and Executive Officers of Lend Lease Europe Holdings Limited

Same as set forth under Lend Lease US Investments Limited (pages 2-4 and 2-5) except as set forth below:

NAME:                                     Allan Donald Chisholm
Title:                                    Director
Principal Business Address:               7th Floor, York House, 23 Kingsway, London WC2B
                                          6UJ, England
Principal Occupation:                     Director of Lend Lease Europe Holdings Limited
Country of Citizenship:                   United Kingdom
Number of Issuer shares
  beneficially owned:                     None

       Directors and Executive Officers of Lend Lease Corporation Limited

NAME:                                     John Fredrick Astbury
Title:                                    Executive Director
Rest of information as set forth above under Lend Lease International Pty
Limited (pages 2-3)

NAME:                                     Evan D. Cameron
Title:                                    Non-Executive Director
Principal  Address:                       9 Iiawarra Street, Mosman NSW 2088, Australia
Principal Occupation:                     Retired Certified Public Accountant
Country of Citizenship:                   Australia


                                       2-5

Number of Issuer shares
  beneficially owned:              None

NAME:                              Yung Hai Chua
Title:                             Non-Executive Director
Principal Address:                 17 Cheng Soon Crescent, Singapore 2159
Principal Occupation:              Retired Engineer
Country of Citizenship:            Singapore
Number of Issuer shares
  beneficially owned:              None

NAME:                              Jill K. Conway
Title:                             Non-Executive Director
Principal Address:                 Apartment 8B, 65 Commonwealth Avenue, Boston,
                                   Massachusetts 02116
Principal Occupation:              Retired Professor
Country of Citizenship:            U.S.A.
Number of Issuer shares
  beneficially owned:              None

NAME:                              Diane J. Grady
Title:                             Non-Executive Director
Principal Address:                 15 Noonbinna Crescent, Northbridge NSW 2063
Principal Occupation:              Partner with McKinsey & Co.
Country of Citizenship:            Australia
Number of Issuer shares
  beneficially owned:              None

NAME:                              David H. Higgins
Title:                             Executive Director
Principal Business Address:        Level 46, Tower Building, Australia Square,
                                   Sydney NSW 2000, Australia
Principal Occupation:              Executive Director of Lend Lease Corporation
                                   Limited
Country of Citizenship:            Australia
Number of Issuer shares
  beneficially owned:              None

NAME:                              Stuart G. Hornery
Title:                             Non-Executive Director
Principal Address:                 71 Yarranabbe Road, Darling Point NSW 2027,
                                   Australia
Principal Occupation:              Retired Senior Officer of Lend Lease
                                   Corporation
Country of Citizenship:            Australia


                                       2-6

Number of Issuer shares
  beneficially owned:              None

NAME:                              Richard A. Longes
Title:                             Non-Executive Director
Principal Address:                 39 Cherry Street, Warrawee NSW 2074
Principal Occupation:              Attorney
Country of Citizenship:            Australia, United Kingdom
Number of Issuer shares
  beneficially owned:              None

NAME:                              Rudolf G. Mueller
Title:                             Non-Executive Director
Principal Address:                 8 Cumberland Terrace, Regent's Park, London
                                   NW14HS, United Kingdom
Principal Occupation:              Chairman of United Bank of Switzerland - U.K.
                                   Group
Country of Citizenship:            Switzerland
Number of Issuer shares
  beneficially owned:              None

NAME:                              Donald N. Sanders
Title:                             Non-Executive Director
Principal Address:                 Somerset, Taralga Road Mall via Goulburn NSW
                                   2580, Australia
Principal Occupation:              Retired Chief Executive Officer of
                                   Commonwealth Bank
Country of Citizenship:            Australia
Number of Issuer shares
  beneficially owned:              None

NAME:                              Robert E. Tsenin
Title:                             Executive Director
Principal Business Address:        Level 46, Tower Building, Australia Square,
                                   Sydney NSW 2000, Australia
Principal Occupation:              Executive Director of Lend Lease Corporation
                                   Limited
Country of Citizenship:            Australia
Number of Issuer shares
  beneficially owned:              None

NAME:                              William A.H. Webster
Title:                             Executive Director


                                       2-7

Principal Business Address:   Level 46, Tower Building, Australia Square, Sydney
                              NSW 2000, Australia
Principal Occupation:         Executive Director of Lend Lease Corporation
                              Limited
Country of Citizenship:       Australia, United Kingdom
Number of Issuer shares
  beneficially owned:         None

NAME:                         Peter J. Willcox
Title:                        Non-Executive Director
Principal Address:            114A The Esplanade, Brighton VIC 3186, Australia
Principal Occupation:         Retired
Country of Citizenship:       Australia, United Kingdom
Number of Issuer shares
  beneficially owned:         None

NAME:                         Philip William Crewes
Title:                        Company Secretary
Rest of information as set forth above under Lend Lease International Pty
Limited (page 2-3)

NAME:                         Susan June Sharpe
Title:                        Company Secretary
Rest of information as set forth above under Lend Lease International Pty
Limited (page 2-4)


                                       2-8